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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of Earliest Event Reported): OCTOBER 15, 1998
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                            PREMIER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)



    GEORGIA                          001-12625                58-1793778
(State or other jurisdiction of  (Commission File No.)    (IRS Employer
incorporation or organization)                            Identification No.)



                               2180 ATLANTA PLAZA
                           950 EAST PACES FERRY ROAD
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
                                 (404) 814-3090
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

          This Form 8-K/A is being filed to amend the report filed on September 30, 1998 which contained supplemental consolidated audited financial statements of Premier Bancshares, Inc. (the "Company") to add the opinions of auditors of two companies acquired by the Company in 1996 and the consent of such auditors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

          23.4  Consent of Porter Keadle Moore, LLP
          23.5  Consent of Porter Keadle Moore, LLP
          99.8 Opinion of Porter Keadle Moore, LLP (Central and Southern Holding Company December 31, 1996)
          99.9 Opinion of Porter Keadle Moore, LLP (Citizens Gwinnett Bankshares, Inc. December 31, 1996)


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: October 15, 1998               /s/ Darrell D. Pittard
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                                    Darrell D. Pittard,
                                    Chairman and Chief Executive Officer